RESTATED AND AMENDED
                              BELL SPORTS CORP.
                   1993 OUTSIDE DIRECTORS STOCK OPTION PLAN

                              ARTICLE I. Purpose

   The purpose of this 1993 Outside Directors Stock Option Plan (the "Plan") is to encourage stock ownership by each Outside Director (as defined herein) of Bell Sports Corp., a Delaware corporation (the "Corporation"), so that such Outside Director may acquire a proprietary interest in the success of the Corporation. The Plan is intended to provide an incentive for maximum effort in the successful operation of the Corporation, to attract Outside Directors to the Corporation and to encourage Outside Directors to remain directors of the Corporation. The term Outside Director refers to each member of the
Corporation's Board of Directors (the "Board") who is not an employee of the Corporation or any of its subsidiaries.

                           ARTICLE II. Eligibility

   Each Outside Director shall be granted options ("Plan Options") to purchase shares of the Corporation's Common Stock, par value $.01 ("Common Stock"), in accordance with the terms hereof. Plan Options are not intended to constitute "Incentive Stock Options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor provision.

            ARTICLE III. Common Stock To Be Issued Under The Plan

   Subject to adjustment as provided herein, the aggregate number of shares of Common Stock that may be issued upon the exercise of Plan Options shall not exceed 200,000. Shares of Common Stock to be delivered under the Plan shall be authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise, or a combination thereof. In the event that any outstanding Plan Option expires or is terminated, the shares of Common Stock allocable to the unexercised portion of such Plan Option may again be covered by an option granted under the Plan.

                          ARTICLE IV. Administration

   The Plan shall be administered by the Board. Subject to the terms of the Plan, the Board may establish rules and regulations for the administration of the Plan and interpret the Plan, including any Plan Options. All such rules, regulations and interpretations relating to the Plan adopted by the Board shall be conclusive and binding on all parties.

                      ARTICLE V. Grants of Plan Options

   On November 17, 1993, each person serving as an Outside Director immediately after the adjournment of the Corporation's 1993 Annual Meeting of Stockholders (or, if later, on the date on which a person is first elected or begins to serve as an Outside Director), shall be granted a Plan Option (an "Initial Option") to purchase 5,000 shares of Common Stock.

   On the date of the Corporation's annual meeting of stockholders next succeeding the date on which an Outside Director receives an Initial Option and, thereafter, on the date of each succeeding annual meeting of stockholders of the Corporation, such Outside Director, if re-elected to the Board as an Outside Director at such meeting or if continuing in office as an Outside Director after such meeting, shall be granted a Plan Option (a "Subsequent Option") to purchase 2,000 shares of Common Stock.

   Each Outside Director eligible to receive a retainer fee (the "Retainer Fee") in accordance with such criteria as may be established from time to time by the Board, or a duly authorized committee of the Board, on the date the Retainer Fee is to be paid, shall be granted a Plan Option (a "Retainer Fee Option") to purchase that number of whole shares of Common Stock determined by rounding up to the
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nearest  whole  number,  that number  determined  by dividing  the amount of the
Retainer Fee payable to such Outside Director on such date by one-half of the Fair Market Value (as defined in Article VII) of a share of Common Stock on such date. Retainer Fee Options shall be in lieu of the payment of cash retainer fees.

   Each Plan Option shall be evidenced by a written agreement (an "Agreement") between the Corporation and the optionee and, upon execution by the Corporation and the optionee and delivery of the Agreement to the Corporation, such Plan Option shall be effective as of its date of grant.

                     ARTICLE VI. Period of Exercisability

   No Plan Option shall be exercisable after the expiration of ten years from its date of grant. Except as otherwise provided herein, no Initial Option or Subsequent Option shall be exercisable during the first year following its date of grant. Thereafter, such Initial Option or Subsequent Option may be exercised:
(i) on or after the first anniversary of the date of grant, for up to one-third of the total shares of Common Stock covered thereby, (ii) on or after the second anniversary of the date of grant, for up to an additional one-third (two-thirds on a cumulative basis) of the total shares of Common Stock covered thereby or
(iii) on or after the third anniversary of the date of grant, for all of the shares of Common Stock covered thereby. Each Retainer Fee Option shall be exercisable in full on and after its date of grant. An exercisable Plan Option, or a portion thereof, may be exercised only with respect to whole shares of Common Stock.

                         ARTICLE VII. Purchase Price

   The per share purchase price (the "Purchase Price") of shares of Common Stock covered by an Initial Option or a Subsequent Option shall be equal to the Fair Market Value of a share of Common Stock on the date of grant of such option. The purchase price per share of Common Stock covered by a Retainer Fee Option shall be equal to one-half of the Fair Market Value of a share of Common Stock on the date of grant of such option. The Fair Market Value of a share of Common Stock on a date shall mean the average of the high and low transaction prices of a share of Common Stock as reported by The Nasdaq Stock Market on such date or, if the Common Stock does not trade on The Nasdaq Stock Market, the average of the high and low transaction prices of a share of Common Stock on the principal national stock exchange on which the Common Stock is traded on the date as of which such value is being determined, or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported; provided, however, that if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Board by whatever means or method as the Board, in the good faith exercise of its discretion, shall at such time deem appropriate.

                    ARTICLE VIII. Exercise of Plan Options

   A Plan Option may be exercised (i) by giving written notice to the Secretary of the Corporation specifying the number of whole shares of Common Stock to be purchased and accompanied by payment of the Purchase Price therefor in full (or arrangement made for such payment to the satisfaction of the Corporation) either
(A) in cash, (B) in previously owned whole shares of Common Stock (for which the optionee has good title free and clear of all liens and encumbrances) having a Fair Market Value determined as of the date of exercise, (C) a combination of
(A) and (B), or (D) in cash by a broker-dealer to whom the optionee has submitted an irrevocable notice of exercise and (ii) by executing such documents as the Corporation may reasonably request. No shares of Common Stock shall be issued until the full Purchase Price therefor has been paid.

   The Corporation shall not be required to issue or deliver any certificate for shares of Common Stock purchased upon the exercise of all or any part of a Plan Option before (i) such shares are approved for inclusion on The Nasdaq Stock Market or, if applicable, such shares are admitted for listing on any stock exchange on which the Common Stock may then be listed, and (ii) completion of any registration or other qualification of such shares under any state or federal law, or ruling or regulation of any governmental regulatory body that the Board shall, in its sole discretion, determine is necessary or advisable.
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   An optionee shall have no rights as a stockholder  with respect to any shares of Common Stock covered by a Plan Option until such optionee becomes a holder of record with respect to such shares of Common Stock and no adjustment shall be made for dividends or distributions or other rights prior thereto, except as provided in Article XI hereof.

                   ARTICLE IX. Termination of Directorship

   No Plan Option may be exercised after the termination of the optionee as a director of the Corporation (a "Termination"), except as hereinafter provided:

      (a) Retirement. Each Plan Option may be exercised within three (3) months after the Retirement (as defined herein) of the optionee, but in no event after the expiration of such Plan Option, and such Plan Option shall be exercisable for all of the shares of Common Stock covered thereby. For the purposes of the Plan, the term "Retirement" shall mean the retirement of the optionee as a director of the Corporation after such optionee shall have attained the age of sixty-five (65) and completed three (3) years of service as a director of the Corporation.

      (b) Disability. Each Plan Option may be exercised within three (3) months after the Termination of the optionee by reason of the Disability (as defined herein) of the optionee, but in no event after the expiration of such Plan Option, and such Plan Option shall be exercisable for all of the shares of Common Stock covered thereby. For the purposes of the Plan, an optionee shall be deemed to have incurred a "Disability" if the Corporation determines that the optionee is totally and permanently prevented, as a result of physical or mental infirmity, injury or disease, either occupational or nonoccupational in cause, from continuing as a director of the Corporation (provided, however, that disability here under shall not include any disability incurred or resulting from the optionee's having engaged in a criminal act or enterprise, or any disability consisting of or resulting from the optionee's chronic alcoholism, addiction to narcotics or an intentionally self-inflicted injury).

      (c) Death.

         (1) If an optionee shall die while a director of the Corporation, each Plan Option granted to such deceased optionee shall be exercisable within one (1) year after the date of the optionee's death, but in no event after the expiration of such Plan Option, and such Plan Option shall be exercisable for all of the shares of Common Stock covered thereby.

         (2) If an optionee shall die within three (3) months after Termination, each Plan Option granted to such deceased optionee shall be exercisable within one (1) year after the date of the optionee's death, but in no event after the expiration of such Plan Option, and each Plan Option shall be exercisable for such number of shares of Common Stock, if any, as are purchasable immediately prior to the optionee's death.

         (3) The legal representative, if any, of such deceased optionee's estate, otherwise the appropriate legatees or distributees of such deceased optionee's estate, may exercise the Plan Options granted to such deceased optionee.

      (d) Involuntary Termination. Each Plan Option may be exercised within three (3) months after the Involuntary Termination (as hereinafter defined) of the optionee, but in no event after the expiration of such Plan Option, and such Plan Option shall be exercisable for all of the shares of Common Stock covered thereby. For purposes of the Plan, the term "Involuntary Termination" shall mean any Termination by reason of resignation after request by the Corporation or other involuntary termination of the optionee's directorship by action of the Corporation other than a Termination constituting a Termination for Cause under subparagraph (f) of this Article IX.

      (e) Voluntary Termination.  Each Plan Option may be exercised within three
   (3) months after a Voluntary Termination (as hereinafter defined) of the optionee, but in no event after the expiration of such Plan Option, and such Plan Option may not be exercised for more than the number of shares of Common Stock covered thereby, if any, as to which such Plan Option was exercisable by the optionee immediately prior to such Termination. For the purposes of the Plan, "Voluntary Termination" shall mean any Termination by reason of the optionee's resignation or other voluntarily
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   departure  from the Board  other than (i) an  Involuntary  Termination,  (ii)
   Retirement, (iii) termination by reason of Disability, or (iv) a Termination constituting a Termination for Cause under subparagraph (f) of this Article IX.

      (f) Termination for Cause. Anything contained herein to the contrary notwithstanding, if Termination is a result of or caused by (i) the optionee's fraud or intentional misrepresentation, (ii) embezzlement, misappropriation or conversion of assets or opportunities of the Corporation or a subsidiary of the Corporation, or (iii) disclosure by the optionee of confidential information of the Corporation or a subsidiary, then each Plan Option and any and all rights granted to such optionee thereunder, to the extent not yet effectively exercised, shall become null and void effective as of the date of the occurrence of the event which results in the optionee's Termination and any purported exercise of such Plan Option by or on behalf of said optionee on or following such date shall be of no effect.

                     ARTICLE X. Transfer of Plan Options

   No Plan Option shall be transferable other than by will or the laws of descent and distribution and shall be exercisable during the optionee's lifetime only by the optionee or the optionee's guardian, legal representative or similar person. Except as permitted by the preceding sentence, no Plan Option shall be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any Plan Option, such Plan Option and all rights thereunder shall immediately become null and void.

            ARTICLE XI. Adjustments for Changes in Capitalization

   In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a cash dividend, (i) the number and class of securities available under the Plan, (ii) the number, Purchase Price and class of securities subject to each outstanding Plan Option, and (iii) the number and kind of securities subject to each Plan Option to be granted to Outside Directors pursuant to Article V hereof shall be appropriately adjusted by the Board, such adjustments to be made in the case of outstanding Plan Options without a change in the aggregate Purchase Price for the securities covered thereby.

   The grant of a Plan Option shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

                 ARTICLE XII. Acceleration of Exercisability

   Upon the approval by the stockholders of the Corporation of a reorganization, merger, consolidation, dissolution or liquidation of the Corporation, each outstanding Plan Option, other than a Plan Option with a period of exercisability modified pursuant to subparagraphs (e) or (f) of Article IX hereof, shall immediately become exercisable for all of the shares of Common Stock covered thereby. The foregoing sentence shall not apply to any reorganization, merger or consolidation of the Corporation where immediately after such reorganization, merger or consolidation at least 66 2/3 % of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Board at the time of the execution of the initial agreement or action of the Board providing for such reorganization, merger or consolidation.

                        ARTICLE XIII. Plan Amendments

   The Plan may be amended or terminated by the Board in any respect, at any time, subject to any required stockholder approval, provided that (i) the Plan may not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder, and (ii) the Plan shall not be amended in a manner which would result in the Plan failing to comply with Rule 16b-3 under the Exchange Act. No amendment may impair the rights of a holder of an outstanding Plan Option without the consent of such holder.
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                 ARTICLE XIV. Effective Date and Term of Plan

   The Plan shall be submitted to the stockholders of the Corporation for approval and, if approved, shall become effective as of the date of such approval. The Plan shall terminate ten years after its effective date unless terminated prior thereto by action of the Board. No Plan Option shall be granted after termination of the Plan, but termination of the Plan shall not affect the rights of any optionee under any Plan Option granted prior to such termination.
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